SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 14, 2003





                      MORGAN STANLEY ABS CAPITAL II INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                      333-82716             13-3948996
---------------------------------      --------------      --------------------
 (State or Other Jurisdiction of        (Commission         (I.R.S. Employer
         Incorporation)                 File Number)        Identification No.)

                           1585 Broadway, 2nd Floor
                           New York, New York 10036
       -----------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 761-4000
                                                          ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Form T-1
------------------

     On July 14, 2003, Morgan Stanley ABS Capital II Inc. (the "Company") is filing a Form T-1 to designate Wells Fargo Bank Minnesota, a national banking association, to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Item 7.  Financial Statements, Pro Forma Financial

      Information and Exhibits.
      -------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

         25.1 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL II INC.



                                      By:  /s/ Jack Kattan
                                          -------------------------------------
                                          Name:   Jack Kattan
                                          Title:  Vice President



Dated:  July 14, 2003

Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

25.1   Form T-1 Statement of Eligibility under Trust Indenture Act of
       1939, as amended.                                                   5